UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On June 26, 2026 , Emergent BioSolutions Inc. (the “Company,” including its wholly-owned subsidiaries, “Emergent”), through its wholly-owned subsidiary, Emergent Product Development Gaithersburg Inc., received a contract modification from the Office of the Assistant Secretary for Preparedness and Response (“ASPR”), an agency of the U.S. Department of Health and Human Services (“Modification No. 15”), exercising Option Year 7 for Emergent to supply ACAM2000® (Smallpox (Vaccinia) Vaccine, Live) to the U.S. government under Emergent’s existing 10-year contract with ASPR (the “ACAM2000 Contract”). Modification No. 15 is valued at $52.7 million and requires Emergent to deliver doses of ACAM2000®, ancillaries as well as diluent replacement lots to the U.S. government in June 2026, and any remaining balance of diluent by December 2026.
The preceding description of Modification 15 does not purport to be complete and is qualified in its entirety by reference to the full text of Modification 15. A copy of Modification 15 is expected to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q. The ACAM2000 Contract is filed as a material agreement of Emergent as Exhibit 10.48 with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Item 7.01 Regulation FD Disclosure.
On June 29, 2026, the Company issued a press release announcing Modification No. 15. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Emergent BioSolutions Inc. on June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: June 29, 2026	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer